CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND (the “Fund”)

Supplement dated November 19, 2019 to the Statement of Additional Information (“SAI”) dated February 1, 2019

1.
The reference to “BNP Paribas” in the paragraph entitled “Segregated Assets” in the section entitled “Investment Policies and Risks” on page 11 of the SAI is hereby deleted and replaced with “U.S. Bank, National Association”.

2.
The paragraph entitled “Custodian” in the sub-section entitled “H. Other Fund Service Providers” in the section entitled “Board of Trustees, Management and Service Providers” on page 24 of the SAI is hereby deleted in its entirety and replaced with the following:

Custodian. U.S. Bank, National Association (“US Bank”) serves as custodian for the Fund (the "Custodian").  Under the Custodian Agreement, the Custodian acts as custodian of the assets of the Fund, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund’s domestic and foreign assets. The Custodian also maintains certain books and records of the Fund that are required by applicable federal regulations.  The Custodian's principal address is 1555 N. Rivercenter Dr., MK-WI-S302, Milwaukee, WI 53212.
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For more information, please contact a Fund customer service representative toll free at
(844) 856-1516.

PLEASE RETAIN FOR FUTURE REFERENCE.